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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  April 8, 2004



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



         California                 File No. 0-19231            68-0166366
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer)
Incorporated or organization)                                Identification No.)



    111 Santa Rosa Avenue, Santa Rosa, California               95404-4905
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     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 5.  Other Events

         On March 31, 2004, National Bank of the Redwoods, a subsidiary of Redwood Empire Bancorp, executed an amendment to its Employment Agreement with Stephen A. Fleming, President and CEO, a copy of which is furnished herewith as Exhibit 99.

         Exhibit 99 - First Amendment to Employment Agreement between Stephen A. Fleming and National Bank of the Redwoods.









                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  04-08-04               REDWOOD EMPIRE BANCORP
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                                  (Registrant)


                              By: /s/ Kim McClaran
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                                  Kim McClaran
                                  Vice President and
                                  Chief Financial Officer